                                                                 EXHIBIT 10.17.1

                                    FORM OF
                          SUPPLEMENTAL SIGNATURE PAGE
                           TO STOCKHOLDERS' AGREEMENT

         In consideration of the undersigned being permitted to purchase equity securities of CSK Group, Ltd., a Delaware corporation ("CSK"), from either the existing holder of such securities or from CSK, and of the mutual covenants contained in the Stockholders' Agreement made as of October 30, 1996, by and among TEMPE LIMITED, SCOTTSDALE LIMITED, SOUTH MOUNTAIN LIMITED, CHANDLER LIMITED, GILA LIMITED, INVESTCORP INVESTMENT EQUITY LIMITED, BALLET LIMITED, DENARY LIMITED, GLEAM LIMITED, HIGHLANDS LIMITED, NOBLE LIMITED, OUTRIGGER LIMITED, QUILL LIMITED, RADIAL LIMITED, SHORELINE LIMITED, ZINNIA LIMITED, each being a corporation organized under the laws of the Cayman Islands, CANTRADE TRUST COMPANY LIMITED, in its capacity as trustee of The Carmel Trust, a trust governed by the laws of Canada and established under a trust settlement made August 17, 1977, CSK, and CSK AUTO, INC., an Arizona corporation (the "Stockholders' Agreement"), and in accordance with the terms of the Stockholders' Agreement with respect to the transfer or issuance of such securities, the undersigned has executed this Supplemental Signature Page to such Stockholders' Agreement intending to become a party to such Stockholders' Agreement, to become a "Stockholder" as therein defined and to hereafter be subject to all the duties, obligations and liabilities and have all the rights, preferences and privileges of a party to the Stockholders' Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Supplemental
Signature Page as of   [See Exhibit A]  .


                                        By:       [See Exhibit A]
                                           ----------------------------
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                                    EXHIBIT A

                                   SIGNATORIES

         Effective Date                                             Entity
         --------------                                             ------
         December 24, 1996                                  EQUITY CSKA LIMITED

         December 24, 1996                                  EQUITY CSKB LIMITED

         December 24, 1996                                  AUTO EQUITY LIMITED

         December 24, 1996                                  AUTO PARTS LIMITED

         December 24, 1996                                  AUTO INVESTMENTS LIMITED

         December 24, 1996                                  CSK INVESTMENTS LIMITED

         December 24, 1996                                  CSK EQUITY LIMITED

         December 24, 1996                                  CSK INTERNATIONAL LIMITED

         December 24, 1996                                  CHASE BANK (C.I.) NOMINEES LIMITED

         October 14, 1997                                   INVESTCORP CSK HOLDINGS L.P.

         October 31, 1997                                   JAMES BAZLEN

         December 8, 1997                                   SOUTH BAY LIMITED

         December 8, 1997                                   TRANSATLANTIC FINANCE, LTD.

         December 24, 1997                                  MAYNARD JENKINS

         February 20, 1998                                  NEW EQUITY CSK LIMITED

         February 20, 1998                                  EQUITY CSKC LIMITED